Acquisition Of Vela Pharmaceuticals, Inc.	12 Months Ended
Dec. 31, 2011
Acquisition Of Vela Pharmaceuticals, Inc. [Abstract]
Acquisition Of Vela Pharmaceuticals, Inc.

5. Acquisition of Vela Pharmaceuticals, Inc.

In 2006, the Company acquired Vela Pharmaceuticals, Inc. ("Vela"), which had a Phase II product candidate, Dextofisopam, in development to treat IBS. The Company has dedicated substantial resources to complete clinical development of this product candidate. The Vela acquisition also included additional compounds in preclinical and/or clinical development for neuropathic pain, inflammation and sexual dysfunction.

The Company issued 6.5 million shares of common stock and paid $6 million to Vela shareholders at closing. The Agreement also includes additional performance-based milestone payments to the Vela stockholders related to the development of Dextofisopam, aggregating up to an additional $5 million in cash and the issuance of up to an additional 9,250,000 shares of Pharmos common stock. None of the milestone conditions were met at December 31, 2010 and December 31, 2011 except for a $1.0 million milestone payment due upon the study's commencement which was paid in 2008.

The remaining milestones are as follows:

· $1 million cash: Final patient enrolled in Phase 2b trial (1)· $2 million + 2 million shares: NDA submission

· $2 million cash +2.25 million shares: FDA approval· 1 million shares: Approval to market in Europe or Japan

· 4 million shares: $100 million sales of Dextofisopam, when and if approved, in any 12-month period (1) The milestone was reached when the final patient was enrolled in the Dextofisopam Phase 2b trial and was recognized in the first quarter of 2009 as all probability criteria were met. The milestone had two components, a cash portion of $1,000,000 and a share portion of 2,000,000 shares valued at $180,000. The total charge in the first quarter was $1,180,000. The shares were issued in November 2009 under the terms of the Amendment #3 to the agreement and plan of merger. Under that amendment, the payment of the cash portion was deferred until such time as 1) the Company successfully entered into a strategic collaboration or licensing agreement with a third party for the development of Dextofisopam resulting in an upfront cash fee of at least $10 million, and 2) payment of the cash milestone would still leave the Company with one year's operating cash.

The results of the Phase 2b trial were announced in September 2009 and reported that while there was clearly drug activity, the trial did not achieve its primary endpoint. The cash portion that was expensed in Q1 2009 was reversed in Q4 2009 since it is not deemed probable that the amended terms would be achieved. Since the trial results were not successful, no other milestones have been achieved.